UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 15, 2017

SELECTA BIOSCIENCES, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-37798	26-1622110
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

480 Arsenal Way
Watertown, MA 02472
(Address of principal executive offices) (Zip Code)

(617) 923-1400
(Registrant’s telephone number, include area code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 7.01. Regulation FD Disclosure.

On June 15, 2017, Selecta Biosciences, Inc. (the “Company”) issued a press release announcing additional data from the Company’s ongoing Phase 2 company-sponsored trial, which is assessing single ascending dose safety, pharmacokinetic and pharmacodynamics of SEL-212 in patients with elevated uric acid levels.

The full text of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K. In connection with the issuance of the press release, the Company is holding a public conference call and webcast on June 15, 2017, at 8:30 a.m. ET, during which the Company will provide the investor presentation attached as Exhibit 99.2 to this Current Report on Form 8-K. The Company undertakes no obligation to update, supplement or amend the materials attached hereto as Exhibit 99.2.

The information furnished under this Item 7.01 (including Exhibits 99.1 and 99.2 attached hereto) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly provided by specific reference in such a filing.

Item 8.01. Other Events.

On June 15, 2017, the Company issued a press release announcing additional data from the Company’s ongoing Phase 2 company-sponsored trial, which is assessing single ascending dose safety, pharmacokinetic and pharmacodynamics of SEL-212 in patients with elevated uric acid levels.

Key observations and findings based upon the clinical data generated through June 12, 2017 from the 60 patients currently enrolled in this open-label, dose ranging Phase 2 trial include:

•
Mitigated anti-drug antibodies (ADAs) after repeat monthly administrations of SEL-212 - The prevention of ADAs in a dose-dependent manner resulted in a durable control of serum uric acid (sUA) levels (defined as sUA <6 mg/dl). The clinical data demonstrate a correlation between the prevention of ADAs and the maintenance of pegsiticase activity and serum uric acid control.

•
Demonstrated induction of immune tolerance - A majority of patients in the minimum effective dose group maintained sUA control following three monthly injections of SEL-212 and two monthly “challenge” injections of pegsiticase alone. Maintenance of sUA in the challenge portion of the trial provides evidence at this stage that the use of SVP-Rapamycin is enabling immune tolerance, meaning a prevention of ADAs to pegsiticase, which is typically immunogenic when administered alone.

•
Reduced rate of gout flares with SEL-212 - In the control cohorts receiving pegsiticase alone, within the first month of treatment, 50% of patients reported experiencing a gout flare, which is a sudden and severe attack of pain, inflammation and tenderness of the joints. By comparison, only 15% of patients receiving SEL-212 reported a gout flare in the first month of treatment, with reports declining further in subsequent months. These data also appear to be in contrast with the increased incidence of flares reported in clinical trials involving other urate lowering therapies.

•
Identified minimum effective dose of SEL-212 - A key objective of the Phase 2 trial was to determine a minimum effective monthly dose of the two components of SEL-212 (i.e. pegsiticase and SVP-Rapamycin) through an ascending dose matrix design. A majority of the initial patients dosed with 0.4 mg/kg of pegsiticase in combination with 0.08 mg/kg of SVP-Rapamycin maintained sUA control beyond five treatments. As a result, the Company has determined this to be a minimum monthly effective dose of SEL-212. Additional patients are now being added to this cohort, and higher dose levels of SVP-Rapamycin are being tested to further determine the dose regimens that may be taken forward into Phase 3.

•
SEL-212 generally well tolerated - Consistent with the expected reduction in immunogenicity of pegsiticase when SVP-Rapamycin doses increase, SEL-212 has been generally well tolerated at clinically active doses. There have been a total of eight serious adverse events (SAEs) reported in the trial through June 12, 2017. Seven were infusion reactions, four of which occurred in the cohorts receiving pegsiticase alone or the lowest dose of SVP-Rapamycin and two of which were due to dosing errors. One additional SAE, cholecystitis, was determined to not be related to the study drug. All of the SAEs were successfully treated and resolved without further issues.

Following an End of Phase 2 Meeting with the U.S. Food and Drug Administration, the Company expects to initiate its Phase 3 program in 2018.

Forward-Looking Statements Disclaimer

This Current Report on Form 8-K (the “Current Report”) contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements contained in this Current Report that do not relate to matters of historical fact should be considered forward-looking statements, including without limitation statements regarding our ability to determine appropriate SEL-212 dose regimens for our Phase 3 program and our expectations surrounding the initiation of our Phase 3 program. These forward-looking statements are based on management’s current expectations. These statements are neither promises nor guarantees, but involve known and unknown risks, uncertainties and other important factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements, including, but not limited to, the following: the uncertainties inherent in the initiation, completion and cost of clinical trials including their uncertain outcomes; the unproven approach of our SVP technology; undesirable side effects of our product candidates; our reliance on third parties to manufacture our product candidates and to conduct our clinical trials; our inability to maintain our existing or future collaborations or licenses; our inability to protect our proprietary technology and intellectual property; potential delays in regulatory approvals; and availability of funding sufficient for our foreseeable and unforeseeable operating expenses and capital expenditure requirements. These and other important factors discussed under the caption “Risk Factors” in our Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission, or SEC, on May 11, 2017, and our other reports filed with the SEC could cause actual results to differ materially from those indicated by the forward-looking statements made in this Current Report. Any such forward-looking statements represent management’s estimates as of the date of this Current Report. While we may elect to update such forward-looking statements at some point in the future, we disclaim any obligation to do so, even if subsequent events cause our views to change. These forward-looking statements should not be relied upon as representing our views as of any date subsequent to the date of this Current Report.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press Release issued on June 15, 2017
99.2	Corporate slide presentation of Selecta Biosciences, Inc. dated June 15, 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SELECTA BIOSCIENCES, INC.

Date: June 15, 2017	By:	/s/ Werner Cautreels, Ph.D.
Werner Cautreels, Ph.D.
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release issued on June 15, 2017
99.2	Corporate slide presentation of Selecta Biosciences, Inc. dated June 15, 2017